UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 23, 2022

 Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

 Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway	Fort Myers	Florida	33966
(Address of Principal Executive Offices)			(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	CHS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
    Chico's FAS, Inc. (the "Company") held its annual meeting of shareholders (the "2022 Annual Meeting") on June 23, 2022. Three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 6, 2022. At the 2022 Annual Meeting, the Company’s shareholders (i) elected nine directors to serve until the Company’s 2023 Annual Meeting of Shareholders, (ii) approved an advisory resolution approving the compensation of the Company's named executive officers, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent certified public accountants for the fiscal year ending January 28, 2023 (fiscal 2022). A quorum of the Company’s common shares was present for the 2022 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.
Proposal 1 – Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Directors:
Bonnie R. Brooks	80,901,039	4,937,632	201,229	13,179,639
Janice L. Fields	83,458,900	2,379,599	201,401	13,179,639
Deborah L. Kerr	79,956,640	5,898,843	184,417	13,179,639
Eli M. Kumekpor	85,454,818	359,578	225,504	13,179,639
Molly Langenstein	85,086,683	769,382	183,835	13,179,639
John J. Mahoney	77,440,039	8,392,306	207,555	13,179,639
Kevin Mansell	81,796,033	4,018,970	224,897	13,179,639
Kim Roy	83,314,508	2,522,826	202,566	13,179,639
David F. Walker	80,982,052	4,860,422	197,426	13,179,639

Proposal 2 – Advisory Resolution to Approve the Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
77,911,817	7,731,355	396,728	13,179,639

Proposal 3 – Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants:

For	Against	Abstain	Broker Non-Votes
97,435,194	1,583,315	201,030	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 29, 2022	By:
/s/ Patrick J. Guido
Patrick J. Guido, Executive Vice President - Chief Financial Officer